                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 1999
                                                       --------------------

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE                 33-72806, 33-94784            33-0592719
         --------                 ------------------            ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBERS)             IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500





                                   Page 1 of 4
                           Exhibit Index appears on Page 4
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Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the SEPTEMBER 15, 1999 Distribution Date for the Collection Period ending
AUGUST 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


Dated:  September 15, 1999                          By:     /s/ RUSSELL JURA
        ------------------                                  -----------------
                                                    Name:   Russell Jura
                                                    Title:  Assistant Secretary

                                INDEX TO EXHIBITS
                                -----------------

 EXHIBIT                                                        METHOD OF
 NUMBER                         EXHIBIT                          FILING
---------                      ---------                       -----------
  5.1           Monthly Servicer's Certificate with            Filed Herewith
                respect to the SEPTEMBER 15, 1999
                Distribution Date for the Collection
                Period ending AUGUST 31, 1999.